UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 24, 2002

Date of Report (Date of earliest event reported)

GLOBALSCAPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30617	74-2785449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6000 Northwest Parkway, Suite 100

San Antonio, Texas  78249

(210) 308-8267

(Address of principal executive offices and Registrant’s telephone number, including area code)

ITEM 5.	Other Events

A.	Press Release.

On May 24, 2002 GlobalSCAPE, Inc. issued the press release attached as Exhibit 99.1 to this Report.

ITEM 7.	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release issued May 24, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

GlobalSCAPE, Inc.

Dated: May 28, 2002

By:	/s/	Tim Nicolaou
Tim Nicolaou, CEO